------------------------------------------------
COLONIAL MINNESOTA TAX-EXEMPT FUND ANNUAL REPORT
------------------------------------------------

JANUARY 31, 2000






[Graphic Omitted]

President's Message

DEAR SHAREHOLDER:

Amid the pressure of rising interest rates, virtually all bonds -- including municipal securities -- posted significant losses for the 12-month period ended January 31, 2000. This was due to the U.S. economy growing better than expected and foreign economies rebounding throughout most of 1999. Both of these occurrences stirred up inflationary fears, which prompted bond yields to move higher. As bond yields rose, their prices declined. In response to this environment, the Federal Reserve Board implemented three interest-rate hikes, the first of which was in June, to slow the economy and to address growing fears of inflation.

A combination of stronger demand and reduced supply helped municipals lose less value than their Treasury counterparts during the year. Investors were lured back to the municipal market after a long hiatus to capture the attractive higher yields. Meanwhile, the supply of municipal bonds dwindled considerably as issuers reduced their refinancing and new issue activity in response to rising interest rates. Under these circumstances, municipal bond investors experienced a tax-exempt yield that was attractive compared to their taxable counterparts without having to compromise quality.

These challenging bond market conditions were reflected in the Fund's negative one-year total return. Over time, Colonial Minnesota Tax-Exempt Fund has provided a way for investors to seek competitive levels of tax-free income and potential for long-term price appreciation.

The Portfolio Manager's Report on the following pages will provide you with more specific information on your Fund's performance and the market in which your Fund invests. Thank you for choosing Colonial Minnesota Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.

    Sincerely,

/s/ Stephen E. Gibson
    Stephen E. Gibson
    President
    March 10, 2000

Because economic and market conditions change frequently, there can be no assurance that the trends described herein will continue or come to pass.

--------------------------------------------------------------------------------
HIGHLIGHTS
--------------------------------------------------------------------------------

>  FEDERAL RESERVE BOARD RAISED RATES TO SLOW THE ECONOMY.
   In June of 1999, the Federal Reserve Board made its first of three interest-rate hikes in an attempt to slow a fast-growing economy and keep inflation under control. Despite this anti-inflationary effort, the first interest rate hike did little to slow the economy, which resulted in the Federal Reserve Board raising rates again in August and November. As interest rates increased, the yields on bonds increased, causing their prices to decline -- since bond prices and interest rates move in opposite directions.

>  MUNICIPALS HELD UP BETTER THAN TREASURYS AMID RISING RATES.
   Compared to their U.S. Treasury counterparts, municipal bonds provided a historically generous yield during this challenging period in the bond market. Rising bond yields attracted more investors while supply diminished, which provided municipals with a measure of insulation from rising interest rates.

> SHORT-TERM OBLIGATIONS OUTPERFORMED LONG-TERM ISSUES AS INTEREST RATES ROSE. Securities such as short-term municipals outperformed long-term issues later in the period. This was expected as bonds with shorter maturities are less sensitive to interest rates.

                     MUNICIPAL VS. TREASURY BOND PERFORMANCE
                                1/31/99 - 1/31/00

                                                  Salomon
                      Lehman Brothers             30-Year
                     Municipal Bond Index       Treasury Index
                     --------------------       --------------
              1/99          0.00%                    0.00%
              1/00         (3.63)%                 (15.00)%

Performance of municipal bonds is illustrated by the Lehman Brothers Municipal Bond Index, a broad-based unmanaged index that tracks the performance of the municipal bond market. Performance of the 30-year Treasury bond is illustrated by the Salomon 30-year Treasury Bond Index, a broad-based, unmanaged index that tracks the performance of the 30-Year-on-the-run Treasury market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

NET ASSET VALUE PER SHARE AS OF 1/31/00

Class A       $6.46
-------------------
Class B       $6.46
-------------------
Class C       $6.46
-------------------

DISTRIBUTIONS DECLARED FROM 2/1/99 TO 1/31/00

Class A      $0.335
-------------------
Class B      $0.283
-------------------
Class C      $0.304
-------------------

A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.

SEC YIELDS ON 1/31/00

Class A       4.95%
-------------------
Class B       4.43%
-------------------
Class C       4.73%
-------------------

The 30-day SEC yield reflects the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield would have been 4.42% for Class C shares.

TAXABLE-EQUIVALENT SEC YIELDS ON 1/31/00

Class A       8.96%
-------------------
Class B       8.02%
-------------------
Class C       8.56%
-------------------

Taxable-equivalent SEC yields are based on the combined maximum effective 44.7% federal and Minnesota state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions which occur when Adjusted Gross Income exceeds certain levels.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

QUALITY BREAKDOWN AS OF 1/31/00

AAA           44.2%
-------------------
AA            15.1%
-------------------
A             11.4%
-------------------
BBB            9.7%
-------------------
BB             1.0%
-------------------
CCC            1.4%
-------------------
Non-rated     17.2%
-------------------

Quality breakdown categories are calculated as a percentage of total investments, included short-term obligations. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following respected rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain this quality breakdown in the future.

BOUGHT
--------------------------------------------------------------------------------

We purchased Boise Cascade (1.0% of net assets), a Baa rated company, which is benefiting from recent restructuring as well as the fundamental upswing in the paper industry.

INVESTMENT ACTIVITY WAS INITIALLY FOCUSED ON HIGHER-YIELDING BONDS
At the beginning of 1999, our outlook called for continued low inflation and modest economic growth in response to the global economic and market turmoil of the fall of 1998. Based on those expectations, our investment strategy at that time was to extend the Fund's duration and structure the portfolio with bonds that tend to do well during periods of declining interest rates. As part of this strategy, we looked for bonds, such as zero coupons, that we thought would help enhance the Fund's total return potential and help maintain the Fund's income level.

RISING INTEREST RATES INITIATED A MORE CONSERVATIVE STRATEGY
We adjusted our initial strategy mid-year to a more conservative approach as interest rates began to rise. Rather than dramatically change the structure of the portfolio and sell bonds we believed would ultimately serve the Fund well, we implemented strategies in the interim to cushion the Fund against rising rates. More specifically, we reduced the Fund's duration and increased holdings in fundamentally sound issues and moved away from longer-maturity bonds. By adjusting to a more conservative strategy, the Fund was at less risk as interest rates rose and was positioned to benefit from a longer-term environment of steady economic growth with low to moderate inflation.

FUND PERFORMANCE OVERVIEW
For the 12-month period, the Fund generated a total return of negative 7.87% for Class A shares, without a sales charge. This disappointing performance reflects the challenging fixed-income conditions that prevailed throughout 1999. Moreover, we were overweighted in zero coupon bonds and deep discount bonds which are more sensitive to interest rate movements than current coupon bonds with comparable maturities. However, we adjusted our investment strategy mid-year which helped the Fund rebound in the fourth quarter.

MINNESOTA ECONOMY REMAINS STRONG AND STEADY
With a well-diversified economy, Minnesota has enjoyed steady growth and low unemployment. Most of the opportunities have been occurring in the Twin Cities area. The manufacturing sector and the service sector, particularly construction and financial services, have all performed well during this period of economic expansion. Due to a strong economy, actual tax receipts have recently exceeded estimates while expenditures have been lower than estimated largely due to reduced human services expenditures. Debt levels are moderate and within the policies set under debt management targeted levels. Given ongoing base revenue growth, recently enacted tax cuts appear manageable within the context of maintaining the state's AAA rating.

FAVORABLE OUTLOOK
Looking ahead, we believe there are signs of continuing growth for 2000, similar to what we've seen over the last few years. We expect high productivity to remain. We expect a moderate pickup in inflation of a little more than 2%. We suspect that further interest rate increases are in store for the first part of 2000, since the economy is entering the year with such strong momentum. In this environment, our strategy would be to structure the Fund to be less sensitive to interest rate movements by shortening its duration and adjusting the portfolio as market conditions warrant. We will continue to actively manage the Fund's positioning in an effort to add value for our investors.

/s/ Brian Hartford

BRIAN HARTFORD is portfolio manager of Colonial Minnesota Tax-Exempt Fund and is a senior vice president of Colonial Management Associates, Inc.

Effective August 20, 1999, the Board of Trustees approved an increase in the internal limit that the Fund's Advisor has set regarding investment in inverse floating rate obligations. These obligations represent interest in tax-exempt bonds and carry interest rates that vary inversely to changes in short-term interest rates. Although floating rate obligations may have greater price volatility and offer additional yield, the Fund's Advisor from time to time uses futures contracts to mitigate the additional duration. The Advisor has set a policy to invest no more than 15% of the Fund's total assets in inverse floating rate obligations.

Tax-exempt investing offers current tax-free income, but also involves certain risks. The value of the Fund will be affected by interest rate changes and the creditworthiness of the issues held in the Fund. The Fund's management, including risk management specialists and credit analysts, identifies problems and opportunities and reacts quickly to market changes.

TOP FIVE SECTOR BREAKDOWNS 1/31/00 VS. 1/31/99

                                   FUND              FUND
                              AS OF 1/31/00     AS OF 1/31/99
                              -------------     -------------
Hospital                          14.8%             15.1%
Local General Obligations         13.8%             16.5%
Education                         13.7%             13.4%
Refunded/Escrowed                  8.6%              7.9%
State Appropriated                 5.0%              4.1%

Sector breakdown categories are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain this sector breakdown in the future.


SOLD
--------------------------------------------------------------------------------

We sold a $1 million position in the Mayo Clinic because of its long maturity (maturity date of 2027). This sale supports our strategy to shorten the Fund's duration.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES FROM 1/31/90 - 1/31/00

            Without      With
             Sales       Sales
             Charge      Charge
-------------------------------
Class A     $17,304     $16,482
-------------------------------
Class B     $16,359     $16,359
-------------------------------
Class C     $17,107     $17,107
-------------------------------

PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES FROM 1/31/90 - 1/31/00

             Lehman
            Brothers
            Municipal       Without           With
            Bond Index    Sales Charge    Sales Charge
            ----------    ------------    ------------
1/31/90       $10,000       $10,000         $10,000
   1/91        10,924        10,949          10,429
   1/92        12,117        11,776          11,217
   1/93        13,308        12,802          12,194
   1/94        14,939        14,028          13,362
   1/95        14,407        13,910          13,249
   1/96        16,578        15,581          14,841
   1/97        17,214        15,985          15,226
   1/98        18,957        17,628          16,791
   1/99        20,218        18,732          17,842
1/31/00        19,479        17,304          16,482

The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00

Share Class                 A                    B                  C
Inception                9/26/86               8/4/92            8/1/97
--------------------------------------------------------------------------------
                   Without      With     Without    With      Without    With
                    Sales       Sales     Sales     Sales      Sales     Sales
                    Charge      Charge    Charge    Charge     Charge    Charge
--------------------------------------------------------------------------------
 1 year             (7.87)%    (12.24)%   (8.56)%  (12.95)%    (8.29)%   (9.16)%
--------------------------------------------------------------------------------
 5 years             4.77       3.75       3.98      3.66       4.53      4.53
--------------------------------------------------------------------------------
 10 years            5.64       5.12       5.04      5.04       5.52      5.52
--------------------------------------------------------------------------------

Average Annual Total Returns as of 12/31/99

Share Class                  A                   B                   C
--------------------------------------------------------------------------------
                   Without      With     Without    With      Without    With
                    Sales       Sales     Sales     Sales      Sales     Sales
                    Charge      Charge    Charge    Charge     Charge    Charge
--------------------------------------------------------------------------------
 1 year             (5.70)%    (10.18)%   (6.41)%   (10.91)%   (6.13)%   (7.02)%
------------------------------------------------------------------------------
 5 years             5.70       4.67       4.91      4.58       5.46      5.46
------------------------------------------------------------------------------
 10 years            5.75       5.24       5.17      5.17       5.64      5.64

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for Class A shares and the maximum contingent deferred sales charges (CDSC) of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B and C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing Fund class) for periods prior to their inception date. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and Class C shares would have been lower.

--------------------
INVESTMENT PORTFOLIO
--------------------

January 31, 2000
(In thousands)

MUNICIPAL BONDS - 98.0%                                                      PAR        VALUE
---------------------------------------------------------------------------------------------
EDUCATION - 13.5%
EDUCATION
State Higher Education Facilities Authority:
Carleton College, Series 4-N,
  5.000% 11/01/18                                                         $1,500      $ 1,312
Northwestern College of Chiropractic,
  Series 1998 4-Z
  5.200% 10/01/13                                                            275          249
St. Johns University, Series 4-L,
  5.350% 10/01/17                                                          1,000          905
St. Thomas University, Series 4-M,
  5.350% 04/01/17                                                            500          455
University of Minnesota:
  Series 1996 A:
  5.750% 07/01/14                                                            500          505
  5.750% 07/01/17                                                          1,000          993
  Series 1999 A,
  5.500% 07/01/21                                                          1,000          938
Victoria, Holy Family Catholic High School,
  Series 1999 A,
  5.875% 09/01/29                                                            300          260
                                                                                      -------
                                                                                        5,617
                                                                                      -------
---------------------------------------------------------------------------------------------
HEALTHCARE - 18.5%
CONGREGATE CARE RETIREMENT - 1.8%
Bloomington Housing & Redevelopment Authority, Senior Summer House,
  Series 1998,
  5.500% 11/01/01                                                            110          107
Columbia Heights, Crest View Corp.,
  Series 1998,
  6.000% 03/01/33                                                            300          244
Golden Valley, Covenant Retirement Communities, Inc., Series 1999 A,
  5.500% 12/01/29                                                            500          402
                                                                                      -------
                                                                                          753
                                                                                      -------
HOSPITALS - 14.5%
Marshall, Weiner Memorial Medical Center, Series 1999,
  6.000% 11/01/28                                                            300          238
Princeton, Fairview Hospital,
  Series 1991 C,
  6.250% 01/01/21                                                            300          300
Red Wing, River Region Group,
  Series 1993 A:
  6.400% 09/01/12                                                            200          194
  6.500% 09/01/22                                                            300          279
Redwood Falls, Series 1998,
  5.750% 12/01/23                                                            500          397
Rochester, Mayo Medical Center,
  Series 1992 I,
  5.900% 11/15/09                                                          1,000        1,044
St. Paul Housing & Redevelopment Authority,
  Healtheast Project:
  Series 1997 A,
  5.500% 11/01/09                                                            250          216
  Series 1993 B,
  6.625% 11/01/17                                                            660          582
  Series 1998,
  5.300% 05/15/28                                                          1,000          749
State Agricultural & Economic Development Board, St  Mary's Medical
  Center,
  Series 1999 A,
  4.750% 02/15/16                                                          1,000          846
Thief River Falls, Series 1999,
  6.800% 11/01/19                                                            250          230
Waconia, Ridgeview Medical Center,
  Series 1999 A,
  6.125% 01/01/29                                                          1,000          966
                                                                                      -------
                                                                                        6,041
                                                                                      -------
NURSING HOMES - 2.2%
Duluth Economic Development Authority, BSM Properties, Inc.,
  Series 1998 A,
  5.875% 12/01/28                                                            250          196
Minneapolis, Walker Methodist Senior Services Group, Series 1998 A,
  5.875% 11/15/18                                                            250          204
New Hope, North Ridge Care Center, Inc.,
  Series 1999,
  5.875% 03/01/29                                                            300          237
Sartell, Foundation for Healthcare,
  Series 1999 A,
  6.625% 09/01/29                                                            300          258
                                                                                      -------
                                                                                          895
                                                                                      -------
---------------------------------------------------------------------------------------------
HOUSING - 8.8%
ASSISTED LIVING/SENIOR - 0.7%
Roseville, Care Institute, Inc.,
  Series 1993,
  7.750% 11/01/23                                                            300          267
                                                                                      -------
MULTI-FAMILY - 4.6%
Dakota County Housing & Redevelopment Authority, Series 1999,
  6.000% 11/01/09                                                            255          234
Grand Housing & Redevelopment Authority, Lakeshore Forest Park
  Apartments,
  Series 1999 B,
  5.700% 10/01/29                                                            500          438
Lakeville, Southfork Apartment Project,
  Series 1989 A,
  9.875% 02/01/20                                                            200          196
Minneapolis, Riverplace Project,
  Series 1987 A,
  7.100% 01/01/20                                                            200          200
Robbinsdale Economic Development Authority, Series 1999 A,
  6.875% 01/01/26                                                            250          230
Southeastern Multi-County Housing & Redevelopment Authority, Goodhue
  Apartment Project, Series 1999 A,
  6.750% 01/01/31                                                            250          232
Washington County Housing & Redevelopment Authority, Cottages of Aspen,
  Series 1992,
  9.250% 06/01/22                                                            175          181
White Bear Lake, Birch Lake Townhomes Project, Series 1989 A,
  9.750% 07/15/19                                                            200          195
                                                                                      -------
                                                                                        1,906
                                                                                      -------
SINGLE-FAMILY - 3.5%
Chicago & Stearns Counties,
  Series 1994 B,
  7.050% 09/01/27                                                          1,175        1,225
Dakota County Housing & Redevelopment Authority, Series 1986,
  7.200% 12/01/09                                                             50           50
Minneapolis-St. Paul Housing Board,
  Series 1987 C,
  8.875% 11/01/18                                                            165          167
Washington County Housing & Redevelopment Authority, City of Cottage
  Grove,
  Series 1986,
  7.600% 12/01/11                                                             25           25
                                                                                      -------
                                                                                        1,467
                                                                                      -------
---------------------------------------------------------------------------------------------
INDUSTRIAL - 10.1%
FOOD PRODUCTS - 3.5%
Duluth Seaway Port Authority, Cargill Inc.,
  Series 1993 A,
  5.750% 12/01/16                                                          1,500        1,454
                                                                                      -------
FOREST PRODUCTS - 2.8%
Hubbard County, Potlach Corp.,
  Series 1987 A,
  7.375% 08/01/13                                                            285          290
International Falls:
  Boise Cascade Corp. Project,
  5.650% 12/01/22                                                            500          419
  Series 1999,
  6.850% 12/01/29                                                            500          483
                                                                                      -------
                                                                                        1,192
                                                                                      -------
MANUFACTURING - 3.8%
Alexandria Industrial Development
  Revenue Bonds, Seluemed Ltd.,
  5.850% 03/01/18                                                            830          775
Brooklyn Park, TL Systems Corp.,
  Series 1991,
  10.000% 09/01/16                                                           245          278
Buffalo, Von Ruden Manufacturing, Inc.,
  Series 1989,
  10.500% 09/01/14                                                           500          516
                                                                                      -------
                                                                                        1,569
                                                                                      -------
OTHER - 9.1%
POOL/BOND BANK - 0.6%
Minneapolis Community Development Agency,
  Series 1991 1,
  8.000% 12/01/16                                                            250          264
                                                                                      -------
REFUNDED/ESCROWED (a) - 8.5%
Burnsville, Fairview Community Hospital,
  Series 1982 A,
  (b) 05/01/12 (c)                                                         2,145          971
Dakota & Washington Counties Housing & Redevelopment Authority,
  Series 1988,
  8.150% 09/01/16                                                            235          292
Metropolitan Council, Hubert H. Humphrey Metrodome, Series 1992,
  6.000% 10/01/09                                                            300          314
Moorhead,
  7.100% 08/01/11                                                             20           22
St. Louis Park, Methodist Hospital,
  Series 1990 C,
  7.250% 07/01/18                                                            165          170
State Higher Education Facilities Authority:
  Hamline University,
  Series 3 K,
  6.600% 06/01/08                                                            250          260
  University of St. Thomas,
  Series 3-C,
  7.100% 09/01/10                                                            100          103
Western Minnesota Municipal Power Agency, Series 1983 A,
  9.750% 01/01/16                                                          1,000        1,393
                                                                                      -------
                                                                                        3,525
                                                                                      -------
---------------------------------------------------------------------------------------------
OTHER REVENUE - 0.6%
HOTELS
Minneapolis, Holiday Inn
  Metrodome Project,
  6.000% 12/01/01                                                            250          248
                                                                                      -------
---------------------------------------------------------------------------------------------------------
TAX-BACKED - 24.2%
LOCAL APPROPRIATED - 2.8%
Hibbing Economic Development Authority,
  6.400% 02/01/12                                                            500          482
Minneapolis Special School District
  No.1, Series 1998 A,
  4.750% 02/01/18                                                            500          416
Mountain Lake Economic Development Authority, Series 1999,
  5.800% 12/01/18                                                            290          260
                                                                                      -------
                                                                                        1,158
                                                                                      -------
LOCAL GENERAL OBLIGATIONS - 13.1%
Hennepin County,
  Series 1999 A, 5.000% 12/01/15                                           1,000          908
New York Mills Independent School District No. 553, Series 1992 A,
  6.850% 02/01/18                                                            210          218
Princeton Independent School District No.477,
  Series 1997,
  5.125% 02/01/24                                                          2,000        1,727
Rosemount Independent School District
  No. 196, Series 1994 B,
  (b) 6/01/10 (c)                                                          2,765        1,558
Waseca Independent School District No. 829,
  5.500% 04/01/17                                                          1,000        1,022
                                                                                      -------
                                                                                        5,433
                                                                                      -------
SPECIAL NON-PROPERTY TAX - 0.7%
Red Lake Band of Chippewa Indians,
  Series 1998,
  6.250% 08/01/13                                                            300          271
                                                                                      -------
SPECIAL PROPERTY TAX - 0.4%
Duluth Economic Development Authority, Series 1998 A,
  (b) 02/01/08 (c)                                                           295          189
                                                                                      -------
STATE APPROPRIATED - 4.9%
State, Duluth Airport,
  Series 1995 B,
  6.250% 08/01/14                                                          2,000        2,052
                                                                                      -------
STATE GENERAL OBLIGATIONS - 2.3%
State, Series 1995,
  5.250% 08/01/14                                                          1,000          952
                                                                                      -------
---------------------------------------------------------------------------------------------
TRANSPORTATION - 5.0%
AIRPORT - 2.9%
Minneapolis & St. Paul Metropolitan
  Airports Commission:
  Series 1999, IFRN (variable rate)
  6.345% 01/01/22 (d)                                                      1,000          737
  Series 1998 B,
  5.250% 01/01/12                                                            500          473
                                                                                      -------
                                                                                        1,210
                                                                                      -------
TRANSPORTATION - 2.1%
Blaine, Consolidated Freightways, Inc.,
  Series 1998,
  5.150% 01/01/04                                                            300          290
St. Paul Port Authority, Series F:
  9.125% 12/01/00                                                             25           25
  9.125% 02/01/01                                                             25           25
  9.125% 12/01/02                                                             25           25
  9.125% 12/01/14                                                            575          500
                                                                                      -------
                                                                                          865
                                                                                      -------
UTILITY - 8.2%
INVESTOR OWNED - 1.0%
Anoka County, United Power Assoc.,
  Series 1987 A,
  6.950% 12/01/08                                                            400          411
                                                                                      -------
JOINT POWER AUTHORITY - 4.3%
Southern Minnesota Municipal Power Agency:
  Series 1993 A:
  5.000% 01/01/12                                                            750          690
  4.750% 01/01/16 (c)                                                        250          210
  Series 1994 A,
  (b) 01/01/27 (c)                                                         3,900          714
  Series A,
  5.000% 01/01/16                                                            200          176
                                                                                      -------
                                                                                        1,790
                                                                                      -------
MUNICIPAL ELECTRIC - 2.9%
Northern Municipal Power Agency,
  Series 1998 B,
  4.750% 01/01/20                                                          1,500        1,225
                                                                                      -------
TOTAL MUNICIPAL BONDS (cost of $42,898)                                                40,754
                                                                                      -------

OPTIONS - 0.2%                                                         CONTRACTS
---------------------------------------------------------------------------------------------
June 2000 Treasury Bond Put, Strike
  Price 86, expiration 06/16/00                                              227           96
March 2000 Treasury Bond Call,
  Strike Price 98, expiration 03/17/00                                        72            1
                                                                                      -------
TOTAL OPTIONS (cost of $267)                                                  97
                                                                                      -------
TOTAL INVESTMENTS (cost of $43,165) (e)                                                40,851
                                                                                      -------

OTHER ASSETS & LIABILITIES - 1.8%                                                         723
---------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                   $41,574
                                                                                      =======

NOTES TO INVESTMENT PORFOLIO:
---------------------------------------------------------------------------------------------
(a) The Fund has been informed that each issuer has placed direct obligation of the U.S.
    Government in an irrevocable trust, solely for the payment of the interest and principal.
(b) Zero coupon bond.
(c) This security is being used to collateralize an open call on futures and open futures contracts.
(d) This security is exempt from registration under Rule 144A of the Securities Act of 1933.
    This security may be resold in transactions exempt from registration normally to qualified institutional buyers. At January 31, 2000, the value of this security amounted to $737 or 1.8% of net assets.
(e) Cost for federal income tax purposes is the same.

Short futures contracts open on January 31, 2000:

                          PAR VALUE                           UNREALIZED
                          COVERED BY        EXPIRATION       APPRECIATION
         TYPE             CONTRACTS           MONTH           AT 1/31/00
---------------------------------------------------------------------------------------------
Treasury Bond                $900             March              $18

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------

January 31, 2000
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $43,165)                                             $40,851
Receivable for:
  Interest                                                             $663
  Investments sold                                                      200
  Fund shares sold                                                       56
  Variation margin on futures                                             6
Other                                                                    62         987
                                                                        ----    -------
  Total Assets                                                                   41,838

LIABILITIES
Payable for:
  Fund shares repurchased                                               174
  Distributions                                                          60
Accrued:
  Management fee                                                         18
  Bookkeeping fee                                                         2
  Transfer agent fee                                                      5
  Deferred Trustees fees                                                  3
Other                                                                     2
                                                                       ----
  Total Liabilities                                                                 264
                                                                                -------
Net Assets                                                                      $41,574
                                                                                =======
Net asset value and redemption price
  per share -- Class A ($24,248/3,756)                                          $  6.46(a)
                                                                                =======
Maximum offering price per share --
  Class A ($6.46/0.9525)                                                        $  6.78(b)
                                                                                =======
Net asset value and offering price
  per share -- Class B ($16,945/2,624)                                          $  6.46(a)
                                                                                =======
Net asset value and offering price
  per share -- Class C ($381/59)                                                $  6.46(a)
                                                                                =======

COMPOSITION OF NET ASSETS
Capital paid in                                                                 $45,331
Overdistributed net investment income                                               (66)
Accumulated net realized loss                                                    (1,395)
Net unrealized appreciation (depreciation) on:

  Investments                                                                    (2,314)
  Open futures contracts                                                             18
                                                                                =======
                                                                                $41,574
                                                                                =======

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

-----------------------
STATEMENT OF OPERATIONS
-----------------------

For the year ended January 31, 2000
(In thousands)

INVESTMENT INCOME
Interest                                                                        $ 2,891
EXPENSES
Management fee                                                     $   251
Service fee                                                             91
Distribution fee -- Class B                                            150
Distribution fee -- Class C                                              2
Transfer agent fee                                                      81
Bookkeeping fee                                                         27
Trustees fee                                                             8
Audit fee                                                               19
Legal fee                                                                8
Custodian fee                                                            2
Registration fee                                                        25
Reports to shareholders                                                 17
Other                                                                    4
                                                                   -------
Total expenses                                                         685
Fees waived by the Distributor --
 Class C                                                                (1)
  Custodian credits earned                                              (2)         682
                                                                   -------      -------
  Net Investment Income                                                           2,209
                                                                                =======

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                                         (984)
  Closed futures contracts                                             182
                                                                   -------
    Net Realized Loss                                                              (802)
Net change in unrealized appreciation/depreciation during
  the period on:
  Investments                                                       (5,664)
  Open futures contracts                                                31
                                                                   -------
    Net Change in Unrealized
       Appreciation/Depreciation                                                 (5,633)
                                                                                -------
    Net Loss                                                                     (6,435)
                                                                                -------
DECREASE IN NET ASSETS FROM OPERATIONS                                          $(4,226)
                                                                                =======

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

                                                                     YEARS ENDED JANUARY 31
                                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS                                    2000              1999
---------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                             $  2,209           $  2,289
Net realized gain (loss)                                              (802)             1,451
Net change in unrealized appreciation/depreciation                  (5,633)              (619)
                                                                  --------           --------
    Net Increase (Decrease) from Operations                         (4,226)             3,121

DISTRIBUTIONS
From net investment income -- Class A                               (1,407)            (1,485)
In excess of net investment income -- Class A                         --                  (65)
From net realized gains -- Class A                                    --                 (774)
In excess of net realized gains -- Class A                             (29)              (209)
From net investment income -- Class B                                 (790)              (802)
In excess of net investment income -- Class B                         --                  (35)
From net realized gains -- Class B                                    --                 (513)
In excess of net realized gains -- Class B                             (19)              (139)
From net investment income -- Class C                                  (14)                (9)
In excess of net investment income -- Class C                         --                  (a)
From net realized gains -- Class C                                    --                   (6)
In excess of net realized gains -- Class C                           (a)                   (2)
                                                                  --------           --------
                                                                    (6,485)              (918)
                                                                  --------           --------

FUND SHARE TRANSACTIONS
Receipts for shares sold -- Class A                                  2,003              1,527
Value of distributions reinvested -- Class A                           927              1,749
Cost of shares repurchased -- Class A                               (6,891)            (3,475)
                                                                  --------           --------
                                                                    (3,961)              (199)
                                                                  --------           --------

Receipts for shares sold -- Class B                                  1,701              2,986
Value of distributions reinvested -- Class B                           558              1,105
Cost of shares repurchased -- Class B                               (4,138)            (2,606)
                                                                  --------           --------
                                                                    (1,879)             1,485
                                                                  --------           --------
Receipts for shares sold -- Class C                                    190                120
Value of distributions reinvested -- Class C                            12                 17
Cost of shares repurchased -- Class C                                  (46)               (a)
                                                                  --------           --------
                                                                       156                137
                                                                  --------           --------
    Net Increase (Decrease) from Fund Share Transactions            (5,684)             1,423
                                                                  --------           --------
    Total Increase (Decrease)                                      (12,169)               505

NET ASSETS
Beginning of period                                                 53,743             53,238
                                                                  --------           --------
End of period (net of overdistributed net investment
income of $66 and $61, respectively)                              $ 41,574           $ 53,743
                                                                  ========           ========

NUMBER OF FUND SHARES
Sold -- Class A                                                        278                206
Issued for distributions reinvested -- Class A                         134                237
Repurchased -- Class A                                              (1,012)              (467)
                                                                  --------           --------
                                                                      (600)               (24)
                                                                  --------           --------
Sold -- Class B                                                        238                402
Issued for distributions reinvested -- Class B                          81                150
Repurchased -- Class B                                                (601)              (352)
                                                                  --------           --------
                                                                      (282)               200
                                                                  --------           --------
Sold -- Class C                                                         27                 16
Issued for distributions reinvested -- Class C                           2                  3
Repurchased -- Class C                                                  (7)             (a)
                                                                  --------           --------
                                                                        22                 19
                                                                  --------           --------

(a) Rounds to less than one.

See notes to financial statement

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

January 31, 2000

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION
Colonial Minnesota Tax-Exempt Fund (the Fund), a series of Liberty Funds Trust V, formerly Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Minnesota state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million.

Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares as follows:

                                            CONVERTS TO
          ORIGINAL PURCHASE                CLASS A SHARES
          -----------------                --------------
Less than $250,000                            8 years
$250,000 to less than $500,000                4 years
$500,000 to less than $1,000,000              3 years

Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND
FINANCIAL HIGHLIGHTS
All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro rata portion of the combined average net assets of the funds constituting Trust V as follows:

       AVERAGE NET ASSETS               ANNUAL FEE RATE
       ------------------               ---------------
       First $2 billion                      0.50%
       Next $2 billion                       0.45%

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 2000, the Transfer Agent fee was changed to a fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc. (the Distributor), an affiliate of the Advisor, is the Fund's principal underwriter. For the year ended January 31, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $3,671 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $9,076, $38,758, and $185 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:

            VALUATION OF SHARES                   ANNUAL
         OUTSTANDING ON THE 20TH OF                 FEE
        EACH MONTH WHICH WERE ISSUED               RATE
        ----------------------------               ----
       Prior to November 30, 1994                  0.10%
       On or after December 1, 1994                0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which custodian fees were reduced by balance credits of $2,315 applied during the year ended January 31, 2000. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
For the year ended January 31, 2000, purchases and sales of investments, other than short-term obligations, were $13,785,463 and $19,295,875, respectively.

Unrealized appreciation (depreciation) at January 31, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

    Gross unrealized appreciation                               $   594,768
    Gross unrealized depreciation                                (2,909,120)
                                                                -----------
        Net unrealized depreciation                             $(2,314,352)
                                                                ===========

CAPITAL LOSS CARRYFORWARDS:
At January 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

             YEAR OF                     CAPITAL LOSS
           EXPIRATION                    CARRYFORWARD
           ----------                    ------------
              2008                         $739,000

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER
There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. LINE OF CREDIT
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 2000.

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                        YEAR ENDED JANUARY 31, 2000
                                                               ---------------------------------------------
                                                               CLASS A               CLASS B         CLASS C
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 7.360               $ 7.360         $ 7.360
                                                               -------               -------         -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                        0.326                 0.274           0.295(b)
Net realized and unrealized loss                                (0.891)               (0.891)         (0.891)
                                                               -------               -------         -------
    Total from Investment Operations                            (0.565)               (0.617)         (0.596)
                                                               -------               -------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                      (0.328)               (0.276)         (0.297)
In excess of net realized gains                                 (0.007)               (0.007)         (0.007)
                                                               -------               -------         -------
    Total Distributions Declared to Shareholders                (0.335)               (0.283)         (0.304)
                                                               -------               -------         -------
NET ASSET VALUE, END OF PERIOD                                 $ 6.460               $ 6.460         $ 6.460
                                                               =======               =======         =======
Total return (c)                                               (7.87)%               (8.56)%         (8.29)%(d)
                                                               =======               =======         =======
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                                     1.06%                 1.81%           1.51%(b)
Net investment income (e)                                        4.71%                 3.96%           4.26%(b)
Portfolio turnover                                                 28%                   28%             28%
Net assets at end of period (000)                              $24,248               $16,945         $   381

(a) The per share net investment income accounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(b) Net of fees waived by the Distributor which amounted to $0.021 per share and 0.30%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
------------------------------------------------------------------------------------------------------------
2000 FEDERAL TAX INFORMATION (UNAUDITED)
All of the income distributions will be treated as exempt income for federal income tax purposes.
------------------------------------------------------------------------------------------------------------

                                                                        YEAR ENDED JANUARY 31, 1999
                                                          --------------------------------------------------------
                                                               CLASS A               CLASS B         CLASS C
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 7.490               $ 7.490         $ 7.490
                                                               -------               -------         -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                        0.351                 0.293           0.316(b)
Net realized and unrealized loss                                 0.110                 0.110           0.110
                                                               -------               -------         -------
    Total from Investment Operations                             0.461                 0.403           0.426
                                                               -------               -------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                      (0.345)               (0.289)         (0.311)
In excess of net investment income                              (0.015)               (0.013)         (0.014)
From net realized gains                                         (0.182)               (0.182)         (0.182)
In excess of realized gains                                     (0.049)               (0.049)         (0.049)
                                                               -------               -------         -------
    Total Distributions Declared to Shareholders                (0.591)               (0.533)         (0.556)
                                                               -------               -------         -------
NET ASSET VALUE, END OF PERIOD                                 $ 7.360               $ 7.360         $ 7.360
                                                               =======               =======         =======
Total return (c)(d)                                              6.40%                 5.59%           5.91%
                                                               =======               =======         =======
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                                     0.94%                 1.69%           1.39%(b)
Net investment income (e)                                        4.62%                 3.87%           4.17%(b)
Fees and expenses waived by advisor                              0.06%                 0.06%           0.06%
Portfolio turnover                                                 34%                   34%             34%
Net assets at end of period (000)                              $32,075               $21,398         $   270

(a) Net of fees and expenses waived or borne by the Advisor
    which amounted to:                                         $ 0.005               $ 0.005         $ 0.005
(b) Net of fees waived by the Distributor which amounted to $0.022 per share and 0.30%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and
    $0.001 per share.

                                                                        YEAR ENDED JANUARY 31, 1998
                                                          -----------------------------------------------------
                                                            CLASS A               CLASS B             CLASS C(b)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 7.130               $ 7.130         $ 7.470
                                                               -------               -------         -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                        0.362                 0.308           0.163(c)
Net realized and unrealized gain (loss)                          0.405                 0.405           0.066
                                                               -------               -------         -------
    Total from Investment Operations                             0.767                 0.713           0.229
                                                               -------               -------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                      (0.362)               (0.308)         (0.164)
From net realized gains                                         (0.045)               (0.045)         (0.045)
                                                               -------               -------         -------
    Total Distributions Declared to Shareholders                (0.407)               (0.353)         (0.209)
                                                               -------               -------         -------
NET ASSET VALUE, END OF PERIOD                                 $ 7.490               $ 7.490         $ 7.490
                                                               =======               =======         =======
Total return (d)(e)                                             11.04%                10.22%           3.13%(f)
                                                               =======               =======         =======
RATIOS TO AVERAGE NET ASSETS
Expenses (g)                                                      0.91%                 1.66%           1.36%(c)(h)
Net investment income (g)                                         4.97%                 4.22%           4.40%(c)(h)
Fees and expenses waived or borne by the Advisor (g)              0.11%                 0.11%           0.12%(h)
Portfolio turnover                                                  19%                   19%             19%
Net assets at end of period (000)                              $32,824               $20,278         $   136

(a) Net of fees and expenses waived or borne by the Advisor which amounted to:
                                                              $  0.008               $  0.008        $  0.008
(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) Net of fees waived by the Distributor which amounted to $0.011 per share and 0.30%.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

                                                                          YEARS ENDED JANUARY 31
                                                 ----------------------------------------------------------------------------
                                                             1997                                           1996
                                                 -------------------------------                  ---------------------------
                                                   CLASS A               CLASS B                    CLASS A            CLASS B
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 7.350               $ 7.350                   $ 6.840            $ 6.840
                                                   -------               -------                   -------            -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                            0.369                 0.316                     0.384              0.332
Net realized and unrealized gain (loss)             (0.222)               (0.222)                    0.516              0.516
                                                   -------               -------                   -------            -------
    Total from Investment Operations                 0.147                 0.094                     0.900              0.848
                                                   -------               -------                   -------            -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                          (0.367)               (0.314)                   (0.390)            (0.338)
                                                   -------               -------                   -------            -------
NET ASSET VALUE, END OF PERIOD                     $ 7.130               $ 7.130                   $ 7.350            $ 7.350
                                                   =======               =======                   =======            =======
Total return (b)(c)                                  2.16%                 1.40%                    13.50%             12.66%
                                                   =======               =======                   =======            =======
RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                         0.90%                 1.65%                     0.85%              1.60%
Net investment income (d)                            5.19%                 4.44%                     5.41%              4.66%
Fees and expenses waived or borne by the
Advisor (d)                                          0.13%                 0.13%                     0.24%              0.24%
Portfolio turnover                                     27%                   27%                       42%                42%
Net assets at end of period (000)                  $34,986              $192,389                   $36,586            $19,083

(a) Net of fees and expenses waived or borne by the Advisor which amounted to:
                                                   $ 0.009              $  0.009                   $ 0.016             $0.016
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

TO THE TRUSTEES OF LIBERTY FUNDS TRUST V
AND THE SHAREHOLDERS OF COLONIAL MINNESOTA TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Minnesota Tax-Exempt Fund (the "Fund") (a series of Liberty Funds Trust V, formerly Colonial Trust
V), at January 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
March 10, 2000

TRUSTEES & TRANSFER AGENT

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TOM BLEASDALE                             WILLIAM E. MAYER
Retired (formerly Chairman of the         Partner, Development Capital, LLC
Board and Chief Executive Officer,        (formerly Dean, College of Business
Shore Bank & Trust Company)               and Management, University of
                                          Maryland; Dean, Simon Graduate School
JOHN V. CARBERRY                          of Business, University of Rochester;
Senior Vice President of Liberty          Chairman and Chief Executive Officer,
Financial Companies, Inc. (formerly       CS First Boston Merchant Bank; and
Managing Director, Salomon Brothers)      President and Chief Executive
                                          Officer, The First Boston
LORA S. COLLINS                           Corporation)
Attorney (formerly Attorney, Kramer,
Levin, Naftalis & Frankel)                JAMES L. MOODY, JR.
                                          Retired (formerly Chairman of the
JAMES E. GRINNELL                         Board, Chief Executive Officer and
Private Investor (formerly Senior         Director, Hannaford Bros. Co.)
Vice President-Operations, The
Rockport Company)                         JOHN J. NEUHAUSER
                                          Academic Vice President and Dean of
RICHARD W. LOWRY                          Faculties, Boston College (formerly
Private Investor (formerly Chairman       Dean, Boston College School of
and Chief Executive Officer, U.S.         Management)
Plywood Corporation)
                                          THOMAS E. STITZEL
SALVATORE MACERA                          Professor of Finance, College of
Private Investor (formerly Executive      Business, Boise State University;
Vice President of Itek Corp. and          Business Consultant and Author
President of Itek Optical &
Electronic Industries, Inc.)              ROBERT L. SULLIVAN
                                          Retired Partner, KPMG LLP (formerly
                                          Management Consultant, Saatchi and
                                          Saatchi Consulting Ltd. and Principal
                                          and International Practice Director,
                                          Management Consulting, Peat Marwick
                                          Main & Co.)

                                          ANNE-LEE VERVILLE
                                          Consultant (formerly General Manager,
                                          Global Education Industry, and
                                          President, Applications Solutions
                                          Division, IBM Corporation)
--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Minnesota Tax-Exempt Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Minnesota Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

ANNUAL REPORT:
COLONIAL MINNESOTA TAX-EXEMPT FUND

Liberty offers the independent thinking and collective strength of six financial specialists. Our distinguished product line helps financial advisors and their clients build diversified investment portfolios for long-term financial goals.


L I B E R T Y
-------------------------
                F U N D S

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ALL-STAR     INSTITUTIONAL MONEY MANAGEMENT APPROACH FOR INDIVIDUAL INVESTORS.

COLONIAL     FIXED INCOME AND VALUE STYLE EQUITY INVESTING.

CRABBE       A CONTRARIAN APPROACH TO FIXED INCOME AND EQUITY INVESTING.
HUSON

NEWPORT      A LEADER IN INTERNATIONAL INVESTING.(SM)

STEIN ROE    SOLUTIONS FOR GROWTH AND INCOME INVESTING.
ADVISOR

KEYPORT      A LEADING PROVIDER OF INNOVATIVE ANNUITY PRODUCTS.
[graphic omitted]
--------------------------------------------------------------------------------

Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

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COLONIAL MINNESOTA TAX-EXEMPT FUND ANNUAL REPORT
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                                                                ---------------
                                                                   BULK RATE
[Graphic                                                         U.S. POSTAGE
 Omitted]  L I B E R T Y                                             PAID
           -----------------                                     HOLLISTON, MA
                   F U N D S                                     PERMIT NO. 20
                                                                ---------------
ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

     Liberty Funds Distributor, Inc. (C)2000
     One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
     www.libertyfunds.com

                                                771-02/399A-0200 (3/00) 00/337